CONTRACT NO: POUK/C2394

AMENDMENT NO: 02

between

PREMIER OIL UK LIMITED

and

OCEAN POWER TECHNOLOGIES INC.

FOR THE PROVISION OF INTELLIGENT MONITORING BUOY

Premier Oil UK Limited

This Amendment, dated 3rd June, 2019 is made between

Premier Oil UK Limited, a company incorporated in Scotland (registered number SC048705) with its registered office at 4th Floor, Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2EN and its principal place of business at Upper Denburn House, Prime Four Business Park, Kingswells Causeway, Kingswells, Aberdeen, AB15 8PU (the “COMPANY” as hereinafter defined)

AND

Ocean Power Technologies Inc., a company incorporated in the State of Delaware, United States of America (Company Registration Number is US Federal ID: 22-2535818 with its registered office at 28 Engelhard Drive, Monroe Township, New Jersey USA 08534 hereinafter called the CONTRACTOR

WHEREAS

The COMPANY and the CONTRACTOR entered into Contract No. POUK/C2394 (hereinafter referred to as the “CONTRACT”) whereby the CONTRACTOR agreed to provide the COMPANY with the provision of Intelligent Monitoring Buoy and Support Services.

The COMPANY and the CONTRACTOR now desire to enter into this Amendment No. 02 for the purpose of revising Exhibit 2 “CONTRACT Milestones” to incorporate the agreed milestones and dates for completion of those Milestones.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1:	Notwithstanding the date hereof this Amendment No. 02 is effective 3rd June 2019
2.	The Milestones and dates in Exhibit 2 of the CONTRACT are deleted and replaced as per attached.

Save as specifically provided for herein, all other provisions of the CONTRACT shall remain unchanged by this Amendment.

POUK/C2394	Page 2 of 5	Date 03/06/2019

Approved for COMPANY		Approved for CONTRACTOR

Premier Oil UK Limited

IN WITNESS WHEREOF, each party hereto has caused this Amendment No. 02 to be executed by their duly authorised representatives as of the dates shown below:

For COMPANY:		For CONTRACTOR:

PREMIER OIL UK LIMITED		OCEAN POWER TECHNOLOGIES INC.

Signature:	/s/ Calum Knowles	Signature:	/s/ George Kirby
Name:	Calum Knowles	Name:	George Kirby
Title:	Senior Contracts Engineer	Title:	President & CEO
Date:	June 3, 2019	Date:	June 24, 2019

POUK/C2394	Page 3 of 5	Date 03/06/2019

Approved for COMPANY		Approved for CONTRACTOR

Premier Oil UK Limited

ATTACHMENT 1

TO

AMENDMENT NO. 02

POUK/C2394	Page 4 of 5	Date 03/06/2019

Approved for COMPANY		Approved for CONTRACTOR

Premier Oil UK Limited

EXHIBIT 2

Exhibit 2

Contract Milestones

Milestone	Date		Description
Ml	No later than 19 July 2019	Delivery Date	PB3 Delivered to Premier Oil Aberdeen nominated facility

M2	Ml+ 14 Days	Deemed “Fit for Purpose”	Completion of quayside payload re- assembly and Pre-Deployment Checklist. PB3 ready for load-out onto deployment vessel.

M3	—	Initial Trial Commencement	Completion of Offshore Commissioning of PB3

M4	M3 + 90 Days	Initial Trial Completion	Completion of the first three-month rental period

M5	M4+ 180 Days	Six Month Option Completion	Completion of the remaining six- month rental of the cumulative nine-month Rental Period

M6*	MS+ 14 Days	Redelivery Date	PB3 redelivered to Premier Oil Aberdeen nominated facility by Premier Oil at the conclusion of the Rental Period, subject to the term of the Rental Period. This date is intended to represent the end of the nine (9) month rental period.

Note: Milestone M6 subject to adjustment pending extension of Rental Period

POUK/C2394	Page 5 of 5	Date 03/06/2019

Approved for COMPANY		Approved for CONTRACTOR